LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

     THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (herein the "Mortgage") is made effective as of June 8, 2000, between the Mortgagor, LIGHTTOUCH VEIN & LASER OF LEXINGTON, INC., a Kentucky corporation and successor in interest by merger to Bluegrass Dermatology and Skin Surgery Center, PSC, and Center for Weight Control, PSC, with an address of 880 Corporate Drive, Ste. 200, Lexington, KY 40503 (herein the "Mortgagor") and the Mortgagees, JOHN L. BUKER, M.D. and PATRICIA BUKER, M.D. with an address of 880 Corporate Drive, Ste. 200, Lexington, KY 40503 (herein collectively the "Mortgagee").

     WHEREAS, Mortgagor holds a leasehold interest in and to certain real property located at 880 Corporate Drive, Lexington, Fayette County, Kentucky, said property being more particularly described on Exhibit "A" attached hereto and incorporated herein by reference (the "Property") pursuant to that certain Lease to Bluegrass Dermatology and Skin Surgery Center, Inc. from Ronald L. Switzer dated August 14, 1996 (the "Lease"), a Memorandum of which is of record in Deed Book ____, Page ____, Fayette County Clerk's office.

     WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of One Million and No/100 Dollars ($1,000,000.00), which indebtedness is evidenced by its note dated May 19, 2000 (herein the "Merger Note"), providing for payments as set forth therein, with the balance of the indebtedness, if not sooner paid, due and payable on May 19, 2002, subject to the terms of the Merger Note; and

     WHEREAS, Mortgagor is indebted to Mortgagee under that certain Promissory Note dated February 28, 1999, payable to Mortgagee by BLUEGRASS DERMATOLOGY AND SKIN SURGERY CENTER, P.S.C., a Kentucky professional service corporation ("PSC"), and CENTER FOR WEIGHT CONTROL, PSC, a Kentucky professional service corporation ("CWC") (PSC and CWC are the predecessors by merger to Mortgagor), in the original principal amount of $367,779,34 (the "367 Note"), providing for payments as set forth therein, with the balance of the indebtedness, if not sooner paid, due and payable on February 28, 2004; and

     WHEREAS, Mortgagor is indebted to PNC Bank under that certain Promissory Note dated February 26, 1999, payable to PNC Bank by CWC in the original principal amount of $110,306.51 (the "110 Note"), which debt has been guaranteed by Mortgagee, providing for payments as set forth therein, with the balance of the indebtedness, if not sooner paid, due and payable on February 26, 2004; and


                                                Return Recorded Document To:
                                                Dan M. Rose, Esq.
                                                STOLL, KEENON & PARK, LLP
                                                201 East Main Street, Suite 1000
                                                Lexington, KY 40507-1380

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


     WHEREAS, Mortgagor is indebted to Mortgagee under that certain Promissory Note dated December 18, 1998, payable to Mortgagee by PSC and CWC, in the original principal amount of $18,740.00 (the "18 Note"), providing for payments as set forth therein, with the balance of the indebtedness, if not sooner paid, due and payable on December 18, 2001 (the Merger Note, the 367 Note, the 110 Note and the 18 Note are herein collectively referred to as the "Notes"); and

     TO SECURE to Mortgagee the repayment of the indebtedness evidenced by the Notes, the payment of all other sums, advanced in accordance herewith to protect the security of this Mortgage, and the performance of the covenants and agreements of Mortgagor contained herein, Mortgagor does hereby mortgage, grant and convey to Mortgagee all of their right, title and interest, including its leasehold estate, in and to the Property and the following (hereinafter collectively referred to as the "Mortgaged Property") located in Fayette County,
Kentucky:

     (a) the leasehold estate in the Property created under and pursuant to the terms of the Lease, all modifications, extensions and renewals of the Lease, all credits, deposits, options, privileges and rights of Mortgagor, including, but not limited to, the right, if any, to renew or extend the Lease for a succeeding term or terms, together with any other, or further greater interest in the Property now owned or hereafter acquired by Mortgagor;

     (b) all rents, issues, profits, royalties, income and other benefits derived from the Property;

     (c) all interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Property;

     (d) all easements, rights-of-way, licenses, privileges, land, streets, ways, walks, alleys, passages, parking facilities, parking privileges, sewer rights, water, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Property;

     (e) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in value of the Mortgaged Property;

     (f) all present and future leases, subleases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into and the right to reserve and apply the rents, issues and profits of the Mortgaged Property to the payment and performance of the Notes;

     (g) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply

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the proceeds of any insurance,  judgments,  or settlements made in lieu thereof, for damages to the Mortgaged Property;

     (h) any and all buildings, structures and any other improvements now or hereafter erected on the Property, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements, now or hereafter constructed, erected or placed upon the Property; and

     (i) all right, title and interest of Mortgagor in and to all tangible personal property owned by Mortgagor and now or at any time thereafter located on or at the Property and used in the operation thereof, including, but not limited to: all goods, machinery, tools, building materials, insurance proceeds, equipment (including fire sprinklers and alarm systems, office, air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin of insects, removal of dust, refuse or garbage and all other equipment of every kind), wall safes, furnishings, appliances (including iceboxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and office maintenance and other supplies; as well as renewals, replacements, proceeds, additions, increases, insurance payments, awards and substitutes thereof, together with all interest of Mortgagor in any such items hereafter acquired.

     Mortgagor covenants to Mortgagee that Mortgagor is well seized of the Mortgaged Property, subject to the lien hereof, and has good right and full power to grant, bargain, sell, convey, mortgage, grant a security interest in and warrant the same as herein described. Mortgagor covenants that the premises and properties constituting the Mortgaged Property are and will be free from all liens and encumbrances whatsoever, excepting only the lien of general taxes not yet due and payable, easements and restrictions of record affecting the Property, restrictions and zoning laws affecting the Property, none of which impair or will impair the value of the Mortgaged Property as collateral for payment of the Notes. Mortgagor warrants and will defend the said Mortgaged Property, with the privileges and appurtenances thereunto belonging, to
Mortgagee, its successors and assigns forever, against all claims and demands whatsoever adverse to the interest of Mortgagee, at Mortgagor's sole expense.

     This instrument secures the Notes, principal and interest, and any extensions, modifications, and/or renewals and substitutions thereof, and notes given in payment of principal or interest, and all reasonable attorneys' fees, court costs, and reasonable expenses of whatever kind incident to the collection of said indebtedness and/or the enforcement and/or protection of the lien of this Mortgage.

     Mortgagor and Mortgagee further covenant and agree as follows:


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1. PAYMENT OF PRINCIPAL AND INTEREST.  Mortgagor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Notes and all prepayment and late charges as provided in the Notes secured by this Mortgage.

2. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Mortgagee under the Notes shall be applied by Mortgagee, first to interest payable on the Notes and then to the principal of the Notes.

3. CHARGES; LEASE PAYMENTS; LIENS. Mortgagor shall pay all taxes, assessments and other charges, fines and impositions attributable to all or any portion of the Mortgaged Property which may attain a priority over this Mortgage, and leasehold payments or ground rents, if any, by Mortgagor making payment, when due, directly to the payee thereof. Mortgagor shall promptly furnish to Mortgagee all notices of amounts due under this paragraph, and in the event Mortgagor shall make payment directly, Mortgagor shall promptly furnish to Mortgagee receipts evidencing such payments. Mortgagor shall promptly discharge any lien which has priority over this Mortgage; provided, that Mortgagor shall not be required to discharge any such lien so long as Mortgagor shall agree in writing to the payment of the obligation secured by such lien in a manner acceptable to Mortgagee, or shall in good faith contest such lien by, or defend enforcement of such lien in, legal proceedings which operate to prevent the enforcement of the lien or forfeiture of the Mortgaged Property or any part thereof.

4. HAZARD INSURANCE. Mortgagor shall keep the Mortgaged Property insured against loss by fire, hazards included within the term "extended coverage", and such other hazards in accordance with the requirements under the Lease. Mortgagor shall further maintain comprehensive public liability insurance and such other insurance, and in such amounts, as may from time to time be reasonably required by Mortgagee against the same or other hazards.

     The insurance carrier providing the insurance shall be chosen by Mortgagor. All premiums on insurance policies shall be paid by Mortgagor making payment, when due, directly to the insurance carrier.

     All insurance policies and renewals thereof shall include a standard mortgagee clause in favor of and in form acceptable to Mortgagee. Mortgagee shall receive a certificate evidencing the insurance required hereby, and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums. In the event of loss, Mortgagor shall give prompt notice to the insurance carrier and Mortgagee. Mortgagee may make proof of loss if not made promptly by Mortgagor.

     Unless Mortgagee and Mortgagor otherwise agree in writing, insurance proceeds shall be applied to restoration, repair or replacement of the Mortgaged Property damaged in accordance with the Lease. If such restoration, repair or replacement is not economically feasible or if the security of this Mortgage would, in the opinion of Mortgagee,

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

be impaired, the insurance proceeds shall be applied to the sums secured by this Mortgage, with the excess, if any, paid to Mortgagor. If the Mortgaged Property or any part thereof is abandoned by Mortgagor, or if Mortgagor fails to respond to Mortgagee within thirty (30) days from the date notice is mailed by Mortgagee to Mortgagor that the insurance carrier offers to settle a claim for insurance benefits, Mortgagee is authorized to collect and apply the insurance proceeds at Mortgagee's option either to restoration, repair or replacement of the Mortgaged Property or to the sums secured by this Mortgage.

     Unless Mortgagee and Mortgagor otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in Paragraph 1 hereof or change the amount of such installments. If under this mortgage the Mortgaged Estate or any part thereof is acquired by Mortgagee, all right, title and interest of Mortgagor in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Mortgaged Property prior to the sale or acquisition shall pass to Mortgagee to the extent of the sums secured by this Mortgage immediately prior to such sale or acquisition, subject to the prior claims of third parties.

5. PRESERVATION AND MAINTENANCE OF MORTGAGED PROPERTY; LEASEHOLD. Mortgagor shall keep the Mortgaged Property in good repair, cause the Mortgaged Property to be utilized in conformance with all applicable laws, regulations, and ordinances and shall not commit waste or permit impairment or deterioration of the Mortgaged Property and shall comply with the provisions of the Lease.

6. PROTECTION OF MORTGAGEE'S SECURITY. If Mortgagor fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which materially affects Mortgagee's interest in the Mortgaged Property, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Mortgagee at Mortgagee's option, upon notice to Mortgagor may make such appearances, disburse such sums and take such action as is necessary to protect Mortgagee's interests, including, but not limited to, disbursement of reasonable attorney's fees and entry upon the Mortgaged Property to make repairs.

     Any amounts disbursed by Mortgagee pursuant to this paragraph, with interest thereon at the rate specified in the 367 Note, shall become additional indebtedness of Mortgagor secured by this Mortgage. Unless Mortgagor and Mortgagee agree to other terms of payment, such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof. Nothing contained in this paragraph shall require Mortgagee to incur any expense or take any action hereunder.

7. TRANSFER OF OR LIEN UPON THE MORTGAGED PROPERTY. Mortgagor shall not, without Mortgagee's prior written consent which shall not be unreasonably withheld:

     (a) transfer, whether voluntarily, involuntarily or by operation of law, title to any part of or any legal or equitable interest or full possessory right, in the Mortgaged Property; or

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

     (b) grant or permit to be filed against the Mortgaged Property any mortgage, charge, encumbrance or lien of any nature whatsoever, except the lien of ad valorem property taxes, not then due and payable; or

     (c) grant or create any easement, license, right-of-way, condition or covenant with respect to any portion of or interest in the Mortgaged Property; or

     (d) assign, sublease or convey the Lease, or the leasehold estate, Mortgaged Property or any interest therein.

8. ADDITIONS. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed on the Property and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

9. COMPLIANCE WITH LAWS AND REGULATIONS. Mortgagor covenants and agrees that in the maintenance, repair, renewal, replacement, remodeling, modification, operation and management of the Property and Mortgaged Property, Mortgagor will observe and comply with and cause to be observed and complied with all applicable, lawful and constitutional Federal, state and local statutes, ordinances, regulations, orders and restrictions, reserving hereby its respective rights to contest the same, or the application of the same, so long as such contest shall not prejudice the lien of this Mortgage nor affect the amounts secured hereby.

10. INDEMNIFICATION. Mortgagor will protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses except as may be limited by law or judicial order or decision entered in any action brought to recover moneys under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) Mortgagee's ownership of any interest in the Mortgaged Property or any part thereof, (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property and Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, disuse or condition of the Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (d) any failure on the part of the Mortgagor to perform or comply with any of the terms hereof, (e) any necessity to

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defend any of the rights,  title or interests  conveyed by this  Mortgage or (f)
the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; provided, however, the indemnity herein contained shall not apply to acts or omissions of Mortgagee, its agents and employees. In case any action, suit or proceeding is brought against Mortgagee for any such reason, the Mortgagor, upon the request of the Mortgagee, shall at Mortgagor's expense, cause such action, suit or proceeding to be resisted and defended. Any amounts payable to Mortgagee under this paragraph which are not paid within ten (10) days after written demand therefor shall bear interest at the default rate provided in the 367 Note from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Mortgage. The obligations of Mortgagor under this paragraph shall survive any defeasance of this Mortgage with respect to any event arising before such defeasance.

11. COMPLIANCE WITH LEASE. Mortgagor shall comply with all provisions of the Lease and shall not permit to exist any event or condition which alone or with the giving of notice would constitute a default under, or permit the fee owner to terminate, the Lease.

12. COVENANTS AND WARRANTIES REGARDING LEASE. Without limiting any other provisions hereof, but in amplification thereof, Mortgagor hereby covenants, warrants and represents as follows:

     (a) The Lease is in full force and effect, unmodified by any writing or otherwise;

     (b) All rent, additional rent and other charges reserved in the Lease have been paid to the extent they are payable to the date hereof;

     (c) Mortgagor enjoys the quiet and peaceful possession of its leasehold estate;

     (d) Mortgagor is not in default under any of the terms of the Lease and, to the best of Mortgagor's knowledge, there has occurred no event or condition which, alone or with the passage of time or the giving of notice or both, would constitute an event of default thereunder;

     (e) Mortgagor will promptly and faithfully observe, perform and comply with all the terms, covenants and provisions of the Lease on their part to be observed, performed and complied with, at the times set forth therein;

     (f) Mortgagor will not cancel, surrender, modify, amend or in any way alter or permit the alteration of any of the terms of the Lease;

     (g) Mortgagor will give Mortgagee immediate notice of claim and of the existence of any event on condition which alone or with the passage of time would constitute an event of default under the Lease together with all notices relating thereto;


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

     (h) Mortgagor will furnish to Mortgagee such information and evidence as Mortgagee may reasonably require concerning Mortgagor's due observance, performance and compliance with the terms, covenants and provisions of the Lease;

     (i) Except as Mortgagee may specifically consent in writing, fee title to the Mortgaged Property and the leasehold estate shall not merge but shall always be kept and shall always remain separate and distinct notwithstanding the union of said estates in either the lessor under the Lease, the Mortgagor, the Mortgagee or a third party, whether by purchase or otherwise and this Mortgage shall remain a lien upon the Mortgaged Property (and upon any greater estate of Mortgagor intended to be encumbered hereby) notwithstanding any such union of estates;

     (j) Without limiting the provisions of Subsection (i) above, if Mortgagor shall at any time acquire fee title or any other estate, title or interest in the Property or any part thereof, the lien of this Mortgage shall also attach to, cover and be a lien upon such acquired estate, title and interest, which shall become a part of the Mortgaged Property with the same force and effect as if specifically described as part of the Mortgaged Property and incorporated herein; and in such case:

          (1) Mortgagor hereby agrees to execute all instruments and documents which Mortgagee may reasonably require to ratify, confirm and further evidence Mortgagee's lien on such acquired estate, title or interest;

          (2)  Mortgagor   hereby   appoints   Mortgagee  its  true  and  lawful
attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Mortgagor; and

          (3) The power herein conferred is coupled with an interest and shall be irrevocable so long as any of the Notes secured remain unpaid.

     (k) Mortgagee shall have no liability or obligation under the Lease by reason of its acceptance of this Mortgage.

13. SECURITY INTEREST. This Mortgage shall also constitute and serve as a Security Agreement on personal property within the meaning of, and shall constitute until the grant of this Mortgage terminates, a security interest under the Uniform Commercial Code with respect to all personal property included as part of the Mortgaged Property. To this end, Mortgagor has granted, bargained, conveyed, assigned, transferred and set over and by these presents do grant, bargain, convey, assign, transfer and set over, unto Mortgagee a security interest in all of Mortgagor's right, title and interest in, to and under the personal property described in the Mortgaged Property to secure the full and timely payment of the Notes and the full and timely performance and discharge of its obligations.


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

14. UNIFORM COMMERCIAL CODE REMEDIES. Mortgagee shall have all the rights, remedies and recourse with respect to the Mortgaged Property consisting of personal property afforded to it by the aforesaid Uniform Commercial Code.

15. FIXTURE FILING STATEMENT. This Mortgage is intended to be a financing statement within the meaning of Section 9-402 of the Uniform Commercial Code with respect to those items of the Mortgaged Property which are fixtures to the Property. The address of the Mortgagor (Debtor) and Mortgagee (Secured Party) are hereinabove set forth. This Mortgage is to be filed for record in the real estate records of the Fayette County Court Clerk. The record owner of the Property is Ronald C. Switzer.

16. INSPECTION. Mortgagee may make or cause to be made reasonable entries upon the Property or other premises for purposes of inspecting the Mortgaged Property, provided that Mortgagee shall give Mortgagor notice prior to any such inspection specifying reasonable cause therefor related to Mortgagee's interest in the Mortgaged Property.

17. CONDEMNATION. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Mortgaged Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Mortgagee.

     Unless Mortgagee and Mortgagor otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of any payments referred to in this Mortgage or change the amount of such payment.

18. MORTGAGOR NOT RELEASED. Neither extensions of the time for payment or modification of amortization of the sums secured by this Mortgage granted by Mortgagee to Mortgagor, or to any successor in interest of Mortgagor nor the release of other parties or collateral, shall operate to release, in any manner, the liability of the original Mortgagor and Mortgagor's successors in interest. Mortgagee shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Mortgage by reason of any demand made by the original Mortgagor or Mortgagor's successors in interest.

19. FORBEARANCE BY MORTGAGEE NOT A WAIVER. Any forbearance by Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver or preclude the exercise of any such right or remedy. The procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be a waiver of Mortgagee's right to accelerate the maturity of the indebtedness secured by this Mortgage.

20. REMEDIES CUMULATIVE. All remedies provided in this Mortgage are distinct and cumulative to any other right or remedy under this Mortgage, any other agreement between

Mortgagor and Mortgagee or afforded by law or equity, and may be exercised concurrently, independently or successively at any time and from time to time.

21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of Mortgagee and Mortgagor, subject to the provisions of Paragraph 7 hereof. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

22. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Mortgagor provided for in this Mortgage shall be given by mailing such notice by certified U.S. mail, return receipt requested, addressed to Mortgagor at the address set forth above or at such other address as Mortgagor may designate by notice to Mortgagee as provided herein, and (b) any notice to Mortgagee shall be given by certified U.S. mail, return receipt requested, to Mortgagee's address set forth above or to such other address as Mortgagee may designate by notice to Mortgagor as provided herein. Any notice provided for in this Mortgage shall be deemed to have been given to Mortgagor or Mortgagee when given in the manner designated herein.

23. GOVERNING LAW; SEVERABILITY. This Mortgage shall be governed by the laws of the Commonwealth of Kentucky. In the event that any provision or clause of this Mortgage or the Notes conflict with applicable law, such conflict shall not affect other provisions of this Mortgage or the Notes which can be given effect without the conflicting provision, and to this end the provisions of the Mortgage or the Notes are declared to be severable.

24. ASSIGNMENTS OF RENTS; COLLECTION OF RENTS; APPOINTMENT OF RECEIVER. As additional security hereunder, Mortgagor does hereby transfer and assign to the Mortgagee and its assigns, forever, all of the rents, revenues, issues and profits now due and hereafter to become due from the Property, and also all leases and rental agreements affecting the Property, provided that, prior to the earlier of (a) acceleration of any indebtedness secured by this Mortgage, (b) abandonment of the Property, or (c) the failure of Mortgagor to promptly pay when due any and all amounts secured by this Mortgage, Mortgagor shall have the right to collect and retain such rents and revenue as they become due and payable.

     Upon abandonment of the Property, or the failure of the Mortgagor, or any of them, to pay when due any amounts secured by this Mortgage, Mortgagee, in its sole discretion, shall have the following rights and remedies, which, to the extent permitted by law, shall be cumulative:

     (a) To enter upon and take possession of the Property; to demand, collect and receive from the tenant or tenants now or hereafter in possession of the Property, or any part thereof, or from other persons liable therefor, all of the rents and revenues from such tenants or other persons, which may now be due and unpaid and which may hereafter become due; to institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover the possession of the whole or any part of the Property, to institute and prosecute any and all suits for the collection of rents and all other revenues from said Property which now may be due and unpaid and which may hereafter become due, to institute and prosecute summary proceedings for the removal of any tenant or tenants or other persons from the Property, and to pay the costs, legal fees and other expenses of all such suits and proceedings out of the rents and other revenues received; to maintain the Property and keep the same in repair, to pay, out of the rents and other revenues received, the costs thereof and of all services of all employees, including their equipment, and of all of the operating expenses and expenses of maintaining and keeping the Property in repair and proper condition, also all amounts now due and unpaid and which may hereafter become due which are secured by this Mortgage, and also all taxes, assessments and sewer, water, electricity and other utility charges now due and unpaid and which may hereafter become due; to execute and comply with all the laws of the United States and the Commonwealth of Kentucky and all rules, regulations and orders promulgated thereunder, and all local laws, regulations and ordinances, affecting the Property and to pay the costs thereof out of the rents and other revenues received; to rent or lease the whole or any part of the Property for such term or terms and on such conditions as the Mortgagee may deem proper; to employ an agent or agents to rent and manage the Property and to collect the said rents and other revenues thereof, and to pay the reasonable value of its or their services out of the rents and revenues received; to effect general liability insurance, boiler insurance, plate glass insurance, rent insurance, fire and other casualty insurance and workmen's compensation insurance and generally such other insurance as is customarily effected by an owner of real property of a style and kind of the Property, or as the Mortgagee may deem advisable or necessary to effect, and pay the premiums and charges therefor out of said rents and other revenues received; to determine to which one or more of the purposes aforesaid the said rents and revenues shall be applied and the amount to be applied thereto; and, to act exclusively and solely in the place and stead of Mortgagor, and to have all of the powers of Mortgagor for the purposes aforesaid;

     (b) To have a receiver appointed by a court to enter upon, take possession of and manage the Property and to collect the rents and revenues of the Property including those past due, which rents and revenues shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorneys fee, and then to the sum secured by this Mortgage, provided, however, the receiver shall be liable to account only for those rents actually received;

     (c) to exercise the rights granted in this Mortgage relative to foreclosure of the Property and all other rights provided by this Mortgage; and

     (d) to exercise any and all other rights and remedies in and against the Property and Mortgagor provided or permitted by applicable law and the provisions of any other agreement entered into by and between Mortgagor, or any of them, and Mortgagee.

25. CONSTRUCTION PROVISION. In the event any of the proceeds from the Notes are to be used for the purpose of erecting a building or buildings on or otherwise improving the Property or Mortgagor had advised Mortgagee that any of such proceeds are intended to be used for such purpose(s), the parties hereto further agree that, if construction of such building(s) or other improvements located on the Property should cease or progress or such construction be so slow that for all intents and purposes the construction may be said to have ceased (the determination of whether or not construction has ceased shall rest entirely with the Mortgagee) the Mortgagee may, at its option, as an alternative remedy, enter into and upon the Property and complete the construction of said building(s) or other improvements. Mortgagor does hereby grant unto Mortgagee full power and authority to make such entry, and enter such contract or arrangements as the Mortgagee may reasonably believe necessary or appropriate to complete such building(s) or other improvements; and the funds expended by the Mortgagee in connection with such completion of construction shall be added to the principal amount that has been advanced under the terms of the Notes and shall be secured by these presents and together with any other funds due on said Notes shall thereafter be payable by Mortgagor on demand (notwithstanding anything contained in the Notes or any other document to the contrary) together with interest at the rate stated in the Notes, with every right, interest, lien and security held by the Mortgagee continued in full force and effect. This Mortgage is taken to secure a loan made for the purpose of erecting, improving or adding to a building as set forth in KRS 376.050, and this Mortgage shall be deemed a construction mortgage as defined as KRS 355.9-313.

26. ACCELERATION; REMEDIES. Upon the occurrence of any "Event of Default", which, for purposes of this Mortgage, means any default in, or breach of any covenant, agreement, representation or warranty by Mortgagor under the provisions of the Notes or this Mortgage, any document evidencing other indebtedness secured hereby, the Lease, any agreement to pay a debt to any other party who claims an interest in all or any portion of the Mortgaged Property, or any other agreement with respect to which Mortgagor and Mortgagee are parties, the Mortgagee shall, at Mortgagee's option, have the following rights and remedies, which, to the extent permitted by law, shall be cumulative: (a) to declare immediately due and payable and accelerate the entire unpaid balance due on the Notes and all other obligations of Mortgagor to Mortgagee (b) to enforce the lien of this Mortgage by judicial proceedings and have Mortgagor's interest in and to the Mortgaged Property sold and collect from Mortgagor all expenses of foreclosure, including, but not limited to, reasonable attorney's fees, court costs, costs of taking, holding, preparing for sale and sale of the Mortgaged Property and/or Mortgagor's interest thereon, (c) to exercise all rights granted by this Mortgage, and (d) to exercise any and all other rights and remedies afforded to Mortgagee in and against the Mortgaged Property and Mortgagor provided for or permitted by applicable law and/or the provisions of any other agreement entered into by and between Mortgagee and Mortgagor.

27. RELEASE. Upon payment of all sums secured by this Mortgage, Mortgagee shall release this Mortgage, without charge to Mortgagor, except Mortgagor shall pay all costs of recordation, if any.

28. WAIVER OF HOMESTEAD. To the extent applicable, Mortgagor hereby waives all right of homestead exemption in the Property.

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this Mortgage to be effective as of the date and year first above written.

                                   "MORTGAGOR"

                                    LIGHTTOUCH VEIN & LASER OF LEXINGTON, INC., a Kentucky corporation and successor in interest by merger to Bluegrass Dermatology and Skin Surgery Center, PSC, and Center for Weight Control, PSC


                                    By:________________________________________
                                    Title:_____________________________________

COMMONWEALTH OF KENTUCKY
COUNTY OF FAYETTE

     The foregoing instrument was subscribed, sworn to and acknowledged before me this __ day of June, 2000, by _______________________________ as
__________________________ of LIGHTTOUCH VEIN & LASER OF LEXINGTON, INC., a Kentucky corporation, for and on behalf of the corporation.

                                    __________________________________
                                    NOTARY PUBLIC
                                    My commission expires:_________________


This instrument was prepared by:
STOLL, KEENON & PARK, LLP
201 East Main Street, Suite 1000
Lexington, Kentucky 40507-1380
(606) 231-3000

BY:____________________________
         Dan M. Rose

                             Exhibit "A" - Property

BEING all of the cross-hatched area as shown on the diagram attached hereto of Lot No. 4 of the Corporate Center Subdivision, to the City of Lexington, as shown by plat thereof of record in Plat Cabinet "B", Slide No. 633, Fayette County Clerk's Office, the improvements thereon being known and designated as 880 Corporate Drive, Lexington, Kentucky; and

Subject to and together with the benefit of that certain "Common Driveway Easement and Agreement" of record in Deed Book 1281, Page 838, Fayette County Clerk's Office; and

Being a part of the same property conveyed to SWITZER FAMILY LTD. - 880, a Kentucky limited partnership, by deed dated December 30, 1999, of record in Deed Book 2103, Page 568, in the Fayette County Clerk's Office; and

Being a part of the same property conveyed to Ronald C. Switzer by deed dated September 24, 1993, of record in Deed Book 1694, Page 620, in the Fayette County Clerk's Office and being a part of the same property in which an undivided one percent (1%) interest was conveyed to Switzer Properties, Inc., a Kentucky corporation, by deed dated December __, 1999.

EXCEPTED from the above described property is all of Parcel 4A of the Public Acquisition Minor Plat of record in Plat Cabinet "J", Slide No. 646, in the Fayette County Clerk's Office, containing 336 square feet (0.008 acres), conveyed to the Lexington-Fayette Urban County Government, by deed dated July 5, 1995, of record in Deed Book 1795, Page 473, in the Fayette County Clerk's Office.